Exhibit 17(w)

Investment Advisor
Signal Capital Management, Inc.
One Main Street
Evansville, Indiana 47708
Administrator and Transfer Agent
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219
Distributor
BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219
Custodian
Huntington National Bank
7 Easton Oval
Columbus, Ohio 43219
Counsel
Dechert LLP
1775 I Street, NW
Washington, DC 20006
Independent Registered Public Accounting Firm
Ernst & Young LLP
1100 Huntington Center
41 South High Street
Columbus, Ohio 43215
This report is for the information of the shareholders of the Signal Funds. Its use in connection with any offering of the Funds’ shares is authorized only in case of concurrent or prior delivery of the Funds’ current prospectus.
Federal law requires the Funds, and each of its investment advisers, to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i)  upon request, by calling 800-468-0347, or (ii)  on the U.S. Securities and Exchange Commission’s web site at www.sec.gov.
Statement Regarding Availability of Quarterly Portfolio Schedule.
The Signal Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available upon request without charge.
Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-468-0347, and on the Commission’s website at http://www.sec.gov.

Semi-Annual Report
September 30, 2006

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Old National Bancorp., and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Funds involve investment risk, including possible loss of principal. Past performance is not indicative of future results.

SIGNAL FUNDS
Large Cap Growth Fund
Schedule of Portfolio Investments
September 30, 2006
(Unaudited)

Shares or
Principal	Security
Amount ($)	Description	Value ($)

	Common Stocks — 97.1%
	Aerospace/Defense — 1.3%
7,800	United Technologies Corp	494,130

	Air Freight & Logistics — 1.7%
14,000	Expeditors International of Washington, Inc	624,120

	Applications Software — 1.5%
15,100	Citrix Systems, Inc.*	546,771

	Banking — 5.9%
20,000	Bank of America Corp.	1,071,400
14,200	Zions Bancorp	1,133,302

		2,204,702

	Business Services — 3.7%
11,000	Jacobs Engineering Group, Inc.*	822,030
22,000	Staples, Inc	535,260

		1,357,290

	Communications Equipment — 5.1%
47,700	Cisco Systems, Inc.*	1,097,100
18,300	Harris Corp	814,167

		1,911,267

	Distiller & Vintners — 1.2%
16,000	Constellation Brands, Inc.*	460,480

	Educational Services — 1.3%
11,500	Bright Horizons Family Solutions Inc.*	479,895

	Electronics — 1.7%
8,000	L-3 Communications Holdings, Inc.	626,640

	Finance - Investment Bankers and Brokers — 8.2%
7,000	Franklin Resources, Inc.	740,250
6,500	Goldman Sachs Group, Inc	1,099,605
20,000	UBS AG-ADR	1,186,200

		3,026,055

	General Merchandise — 2.0%
13,200	Target Corp	729,300

	Healthcare - Equipment — 1.9%
14,000	Stryker Corp.	694,260

Shares or
Principal	Security
Amount ($)	Description	Value ($)

	Healthcare Services — 2.8%
15,000	Caremark Rx, Inc	850,050
3,000	Covance, Inc.*	199,140

		1,049,190

	Household Products — 1.8%
17,000	Church & Dwight Co., Inc.	664,870

	Industrial Conglomerates — 1.1%
12,000	General Electric Co	423,600

	Industrial Gases — 2.1%
13,100	Praxair, Inc.	774,996

	Insurance - Life — 3.4%
22,500	MetLife, Inc.	1,275,300

	Insurance-Multi-Line — 2.9%
4,500	American International Group, Inc.	298,170
10,000	Wellpoint, Inc.*	770,500

		1,068,670

	Machinery - Industrial — 2.8%
10,400	Danaher Corp.	714,168
7,200	Illinois Tool Works, Inc	323,280

		1,037,448

	Manufacturing - Machinery — 1.1%
10,000	Thermo Electron Corp.*	393,300

	Oil & Gas - Integrated — 3.8%
7,000	BP PLC - ADR	459,060
14,300	Exxon Mobil Corp.	959,530

		1,418,590

	Oil & Gas Exploration Services — 5.5%
23,000	Noble Energy, Inc.	1,048,570
26,000	Smith International, Inc	1,008,800

		2,057,370

	Personal Products — 2.8%
16,600	Procter & Gamble Co.	1,028,868

continued

SIGNAL FUNDS
Large Cap Growth Fund
Schedule of Portfolio Investments
September 30, 2006
(Unaudited)

Shares or
Principal	Security
Amount ($)	Description	Value ($)

	Pharmaceuticals — 4.4%
5,200	Barr Laboratories, Inc.*	270,088
10,000	Johnson & Johnson	649,400
12,500	Novartis AG — ADR	730,500

		1,649,988

	Prepackaged Software — 5.3%
16,000	DST Systems, Inc.*	986,720
20,700	Fiserv, Inc.*	974,763

		1,961,483

	Real Estate Investment Trusts — 2.3%
15,000	Prologis Trust	855,900

	Retail - Computer/Electronics — 2.1%
14,400	Best Buy Co., Inc.	771,264

	Retail - Drugs — 2.3%
19,300	Walgreen Co.	856,727

	Retail - Restaurants — 1.9%
18,000	McDonald’s Corp.	704,160

	Soft Drinks — 2.8%
15,900	PepsiCo, Inc	1,037,634

	Systems Software — 3.4%
19,000	Microsoft Corp.	519,270
15,000	SAP AG — ADR	742,500

		1,261,770

	Transportation Services — 2.3%
11,800	Burlington Northern Santa Fe Corp	866,592

	Utilities - Electric — 3.6%
8,400	Entergy Corp.	657,132
15,200	FPL Group, Inc	684,000

		1,341,132

	Wireless Equipment — 1.1%
16,700	Motorola, Inc.	417,500

Shares or
Principal	Security
Amount ($)	Description	Value ($)

	Total Common Stocks (cost - $28,120,704)	36,071,262

	Investment Companies - 2.4%
898,955	Huntington Money Market Fund - Trust Class	898,955

	Total Investment Companies (cost - $898,955)	898,955

	Total Investments - 99.5% (cost - $29,019,658)	36,970,217

Percentages indicated are based on net assets of $37,128,169.

*	Non-income producing securities.
ADR – American Depositary Receipt

See notes to financial statements.

SIGNAL FUNDS
Income Fund
Schedule of Portfolio Investments
September 30, 2006
(Unaudited)

Shares or
Principal		Interest	Maturity
Amount ($)	Security Description	Rate	Date	Value ($)

	Corporate Bonds — 28.9%
	Aerospace/Defense — 0.8%
750,000	General Dynamics Corp.	4.50%	8/15/10	733,266

	Banking — 6.5%
500,000	Bank of America Corp.	5.38	6/15/14	502,152
500,000	Credit Suisse First Boston USA, Inc.	4.63	1/15/08	496,356
105,000	First Union National Bank, BKNT	5.80	12/1/08	106,541
300,000	MBNA Bank	5.38	1/15/08	300,011
500,000	MBNA Bank	6.13	3/1/13	521,515
500,000	National City Corp.	4.50	3/15/10	487,903
750,000	U.S. Bancorp	3.95	8/23/07	741,236
1,000,000	Washington Mutual Bank	5.50	1/15/13	999,439
1,000,000	Washington Mutual Bank	5.65	8/15/14	1,001,963
500,000	Wells Fargo Co.	3.50	4/4/08	488,114

				5,645,230

	Brewery — 0.6%
500,000	Anheuser Busch	4.70	4/15/12	489,068

	Computer Hardware — 0.7%
500,000	Hewlett-Packard Co.	5.75	12/15/06	500,289
100,000	International Business Machines Corp.	4.88	10/1/06	100,000

				600,289

	Department Stores — 0.8%
750,000	Target Corp.	5.88	3/1/12	773,204

	Electric & Electronic Equipment — 1.5%
1,300,000	General Electric Co.	5.00	2/1/13	1,285,311

	Financial Services — 10.6%
500,000	American General Finance Corp.	4.00	3/15/11	473,904
500,000	Associates Corp.	6.88	11/15/08	516,655
500,000	Bear Stearns Co., Inc.	4.50	10/28/10	486,597
500,000	Boeing Capital Corp.	5.80	1/15/13	516,060
750,000	Countrywide Financial	4.25	12/19/07	740,852
345,000	General Electric Capital Corp., MTN	6.13	2/22/11	357,944
75,000	Goldman Sachs Group, Inc.	6.88	1/15/11	79,490
500,000	Goldman Sachs Group, Inc.	5.70	9/1/12	508,504
400,000	Goldman Sachs Group, Inc.	5.15	1/15/14	391,069
250,000	Household Finance Corp.	8.00	7/15/10	273,118
500,000	Household Finance Corp.	4.75	7/15/13	482,926
20,000	J.P. Morgan & Co., Inc.	5.75	10/15/08	20,167
155,000	J.P. Morgan & Co., Inc., MTN	6.00	1/15/09	157,285
500,000	J.P. Morgan Chase & Co.	5.75	1/2/13	511,308
500,000	J.P. Morgan Chase & Co.	5.25	5/1/15	491,522
continued

SIGNAL FUNDS
Income Fund
Schedule of Portfolio Investments
September 30, 2006
(Unaudited)

Shares or
Principal		Interest	Maturity
Amount ($)	Security Description	Rate	Date	Value ($)

395,000	J.P. Morgan Chase Bank	6.13	11/1/08	403,302
500,000	Morgan Stanley	3.63	4/1/08	488,421
400,000	Morgan Stanley	4.25	5/15/10	386,808
1,000,000	Prudential Financial, Inc.	4.50	7/15/13	948,061
500,000	SLM Corp.	5.38	1/15/13	498,688
500,000	SLM Corp.	5.38	5/15/14	496,123

				9,228,804

	Food Products & Services — 0.5%
140,000	Campbell Soup Co.	6.90	10/15/06	140,060
300,000	Kraft Foods, Inc.	4.00	10/1/08	292,888

				432,948

	Insurance — 1.1%
1,000,000	Everest Reinsurance Holding	5.40	10/15/14	975,075

	Insurance - Life — 0.6%
513,000	Lincoln National Corp	6.50	3/15/08	521,229

	Investment Management and Advisory Services — 0.6%
500,000	FMR Corp.*	4.75	3/1/13	485,811

	Medical - Drugs — 0.9%
800,000	Bristol-Meyers Squibb Co.	5.75	10/1/11	814,906

	Real Estate Operation/Development — 0.4%
350,000	EOP Operating Limited Partnership	4.75	3/15/14	331,062

	Restaurants — 1.2%
800,000	Darden Restaurants	4.88	8/15/10	783,231
280,000	McDonald’s Corp.	6.00	4/15/11	288,601

				1,071,832

	Retail — 0.2%
200,000	Sherwin-Williams Co.	6.85	2/1/07	200,664

	Utilities - Electric — 1.9%
950,000	National Rural Utilities	3.25	10/1/07	931,699
200,000	Tennessee Valley Authority, Series A	5.63	1/18/11	204,995
500,000	Union Electric Co.	6.75	5/1/08	509,890

				1,646,584

	Total Corporate Bonds (cost - $25,674,372)			25,235,283

continued

SIGNAL FUNDS
Income Fund
Schedule of Portfolio Investments
September 30, 2006
(Unaudited)

Shares or
Principal		Interest	Maturity
Amount ($)	Security Description	Rate	Date	Value ($)

	U.S. Government Agencies — 60.5%
400,000	Fannie Mae	7.13	3/15/07	403,188
1,000,000	Fannie Mae	3.63	7/27/07	987,426
1,500,000	Fannie Mae	4.30	5/5/08	1,484,154
1,000,000	Fannie Mae	4.00	9/2/08	980,246
250,000	Fannie Mae	5.25	1/15/09	251,581
500,000	Fannie Mae, Callable 11/30/07 @ 100	4.00	11/30/09	486,427
200,000	Fannie Mae	4.25	7/28/10	194,810
150,000	Fannie Mae	6.25	2/1/11	156,831
1,000,000	Fannie Mae	4.55	3/9/11	978,478
750,000	Fannie Mae	5.38	11/15/11	766,081
100,000	Fannie Mae	5.25	8/1/12	100,523
750,000	Fannie Mae	6.00	12/14/12	749,816
300,000	Fannie Mae	5.00	4/15/13	294,405
500,000	Fannie Mae	4.63	10/15/14	489,000
500,000	Fannie Mae	5.31	11/3/14	492,230
467,789	Fannie Mae	5.00	6/25/16	459,543
800,000	Fannie Mae, Callable 4/26/10 @ 100	5.00	4/26/17	774,592
901,778	Fannie Mae	5.68	2/25/20	887,842
456,323	Fannie Mae	4.50	6/25/33	436,561
324,877	Fannie Mae	5.00	3/25/34	320,283
2,000,000	Fed Farm Credit Bank	5.20	3/21/16	2,032,218
500,000	Federal Farm Credit Bank, MTN	5.87	9/2/08	507,819
750,000	Federal Farm Credit Bank	5.20	2/24/10	745,444
420,000	Federal Farm Credit Bank	5.81	1/10/11	433,602
750,000	Federal Farm Credit Bank, Callable 11/29/06 @ 100	4.65	11/29/11	733,180
250,000	Federal Farm Credit Bank	5.22	10/20/14	245,292
500,000	Federal Farm Credit Bank	5.63	10/19/20	490,982
285,000	Federal Home Loan Bank, Series TV06	4.88	11/15/06	284,823
800,000	Federal Home Loan Bank	4.50	6/6/08	792,393
500,000	Federal Home Loan Bank	4.05	8/13/08	491,341
1,065,000	Federal Home Loan Bank, Series 100	5.80	9/2/08	1,077,980
325,000	Federal Home Loan Bank, Series 8D08	5.25	11/14/08	326,385
875,000	Federal Home Loan Bank	5.49	12/22/08	881,350
400,000	Federal Home Loan Bank	4.28	10/30/09	391,413
200,000	Federal Home Loan Bank, Series 5	4.00	3/30/10	198,392
1,250,000	Federal Home Loan Bank, Series 1	4.75	3/30/10	1,232,611
550,000	Federal Home Loan Bank	4.00	4/22/10	533,120
1,500,000	Federal Home Loan Bank	5.00	8/9/10	1,479,660
750,000	Federal Home Loan Bank	5.20	10/28/10	744,339
500,000	Federal Home Loan Bank	5.00	2/24/11	498,185
100,000	Federal Home Loan Bank, Series 1N11	6.00	5/13/11	104,513
1,000,000	Federal Home Loan Bank	5.00	8/3/11	986,382
1,000,000	Federal Home Loan Bank, Callable 2/16/07 @ 100	4.75	2/16/12	976,861
500,000	Federal Home Loan Bank	5.00	2/21/12	492,514
1,200,000	Federal Home Loan Bank	5.25	5/3/12	1,186,717
200,000	Federal Home Loan Bank	4.50	10/29/13	197,461
continued

SIGNAL FUNDS
Income Fund
Schedule of Portfolio Investments
September 30, 2006
(Unaudited)

Shares or
Principal		Interest	Maturity
Amount ($)	Security Description	Rate	Date	Value ($)

500,000	Federal Home Loan Bank	4.25	1/30/15	495,653
1,000,000	Federal Home Loan Bank	5.74	4/20/15	992,586
500,000	Federal Home Loan Bank	4.00	6/26/18	483,739
500,000	Federal Home Loan Bank	5.65	3/22/19	490,440
500,000	Federal Home Loan Bank, Callable 11/4/09 @ 100	5.30	11/4/19	484,560
500,000	Federal Home Loan Bank, Callable 12/27/06 @ 100	5.85	12/27/19	492,478
1,000,000	Federal Home Loan Mortgage Corp.	4.13	8/1/18	981,216
200,000	Freddie Mac	3.25	3/14/08	195,106
50,000	Freddie Mac	5.75	4/15/08	50,548
750,000	Freddie Mac	4.85	12/1/09	742,667
117,056	Freddie Mac	3.75	4/15/11	116,713
1,000,000	Freddie Mac	6.25	3/5/12	1,003,782
750,000	Freddie Mac, Callable 11/5/07 @ 100	5.25	11/5/12	742,734
1,500,000	Freddie Mac	4.80	7/30/13	1,448,567
500,000	Freddie Mac	5.13	8/6/13	491,995
1,500,000	Freddie Mac, Callable 1/30/07 @ 100	5.00	1/30/14	1,485,422
895,000	Freddie Mac	4.00	8/26/14	887,319
1,500,000	Freddie Mac	4.00	10/14/14	1,478,823
500,000	Freddie Mac, Callable 10/27/06 @ 100	5.00	10/27/14	495,012
750,000	Freddie Mac	5.00	11/13/14	741,485
1,000,000	Freddie Mac	5.40	9/22/15	983,555
2,000,000	Freddie Mac, Callable	5.00	2/13/18	1,955,919
500,000	Freddie Mac, Callable	4.50	7/15/18	479,951
496,000	Freddie Mac, Callable	5.00	7/30/18	474,958
1,500,000	Freddie Mac	5.00	1/15/19	1,488,656
725,000	Freddie Mac	5.00	6/11/21	681,997
356,907	Freddie Mac	4.75	3/15/22	350,045
1,458,800	Freddie Mac	5.00	8/15/27	1,443,401
558,291	Freddie Mac, Series 2664	5.00	4/15/30	552,610
265,825	Freddie Mac	5.50	10/15/31	266,178

	Total U.S. Government Agencies (cost - $53,262,811)			52,737,109

	U.S. Treasury Securities — 9.7%
1,500,000	U.S. Treasury Notes	4.50	2/15/09	1,494,668
3,000,000	U.S. Treasury Notes	3.63	1/15/10	2,911,055
150,000	U.S. Treasury Notes	3.50	2/15/10	144,850
500,000	U.S. Treasury Notes	4.00	3/15/10	490,508
500,000	U.S. Treasury Notes	4.50	2/28/11	498,125
1,750,000	U.S. Treasury Notes	4.00	11/15/12	1,695,039
200,000	U.S. Treasury Notes	4.75	5/15/14	201,695
750,000	U.S. Treasury Notes	4.25	11/15/14	731,426
250,000	U.S. Treasury Notes	1.63	1/15/15	253,428

	Total U.S. Treasury Securities (cost - $8,598,328)			8,420,794

continued

SIGNAL FUNDS
Income Fund
Schedule of Portfolio Investments
September 30, 2006
(Unaudited)

Shares or
Principal		Interest	Maturity
Amount ($)	Security Description	Rate	Date	Value ($)

	Investment Companies — 0.1%
134,140	Huntington Money Market Fund - Trust Class			134,140

	Total Investment Companies (cost - $134,140)			134,140

	Total Investments – 99.2% (cost - $87,669,651)			86,527,326

Percentages indicated are based on net assets of $87,216,032
* 144A security is restricted as to resale to institutional investors. These securities have been deemed liquid under guidelines established by the Board of Trustees.

BKNT – Bank Note
MTN – Medium Term Note
See notes to financial statements.

SIGNAL FUNDS
Tax-Exempt Income Fund
Schedule of Portfolio Investments
September 30, 2006
(Unaudited)

Shares or
Principal		Interest	Maturity
Amount ($)	Security Description	Rate	Date	Value ($)

	Municipal Bonds — 98.5%

	Alabama — 1.1%
210,000	Daphne Alabama, GO, Callable 2/1/13 @ 100, Insured by: AMBAC	4.00%	8/1/14	213,041

	California — 1.3%
250,000	La Mirada California Redevelopment Agency, Callable 8/15/14 @ 100, Insured by: FSA	4.25	8/15/19	253,498

	Florida — 1.9%
380,000	Hillsborough County Florida Individual Development Authority	5.00	10/1/07	384,210

	Illinois — 2.6%
20,000	Du Page County Illinois High School District	5.05	12/1/14	20,330
180,000	Du Page County Illinois High School District	5.05	12/1/14	183,091
300,000	Northlake Illinois, Series A, GO, Callable 12/1/08 @ 100, Insured by: AMBAC	5.00	6/1/14	308,571

				511,992

	Indiana — 56.6%
200,000	Anderson Indiana School Building Corp., Insured by: FSA	4.00	7/15/15	203,102
260,000	Bloomington Indiana Municipal Facilities Corp., Callable 2/1/08 @ 101	4.80	8/1/12	266,061
200,000	Carmel Indiana Redevelopment Authority, Insured by: MBIA	4.25	8/1/11	205,524
380,000	Center Grove Indiana Building Corp., Insured by: FGIC	3.50	1/15/11	378,190
150,000	Clarksville Indiana High School Building Corp., Callable 7/15/08 @ 101, Insured by: MBIA	5.00	7/15/14	154,964
225,000	Cloverdale Indiana Multi-School Building Corp., Callable 1/15/08 @ 102, Insured by: MBIA	4.95	1/15/11	233,372
200,000	Crown Point Indiana Multi-School Building Corp., Callable 7/15/09 @ 101, Insured by: MBIA	4.80	1/15/14	207,558
295,000	Delaware County Indiana Edit Corp., Callable 12/1/07 @ 101, Insured by: MBIA	5.00	12/1/12	302,528
125,000	Eagle Union Middle School Building Corp. Indiana, Callable 7/5/11 @ 100, Insured by: AMBAC	4.85	7/5/15	130,706
300,000	East Washington Indiana Multi School Building Corp., Insured by : MBIA	3.90	7/15/14	303,000
295,000	Elkhart Indiana Community Schools, Callable 7/15/14	4.30	7/15/18	299,865
100,000	Fall Creek Indiana Regulatory Waste District, Callable 9/1/10 @ 100, Insured by: MBIA	4.70	3/1/13	103,824
165,000	Fort Wayne Indiana Stormwater Managemet District Revenue, Insured by : MBIA	4.00	8/1/13	167,955
260,000	Greencastle Indiana Multi-School Building Corp., Callable 7/10/12 @100, Insured by: FGIC	4.10	1/10/13	265,343
300,000	Greencastle Indiana Waterworks Revenue, Callable 1/1/12 @ 100, Insured by: MBIA	4.25	7/1/13	307,782
275,000	Indiana Bank Revenue, Insured by: MBIA	4.00	4/1/09	277,926
290,000	Indiana Bank Revenue, Series A, Callable 2/1/09 @ 102, Insured by: FSA	4.60	2/1/13	299,744
200,000	Indiana Bank Revenue	4.80	2/1/13	204,872
65,000	Indiana Bank Revenue	4.80	2/1/13	66,711
70,000	Indiana Health Facilities Financing Authority, Callable 8/15/07 @ 102, Insured by: RADIAN	5.50	2/15/10	72,537
325,000	Indiana State Educatonal Facilities Authority, Callable 10/15/08 @ 101	4.95	10/15/12	335,439
300,000	Indiana State Office Building Community Facilities, Series A, Callable 7/1/08 @ 101	4.70	7/1/11	308,019
continued

SIGNAL FUNDS
Tax-Exempt Income Fund
Schedule of Portfolio Investments
September 30, 2006
(Unaudited)

Shares or
Principal		Interest	Maturity
Amount ($)	Security Description	Rate	Date	Value ($)

100,000	Johnson County Indiana, GO, Insured by: FSA	4.10	7/15/07	100,438
265,000	La Porte Indiana Multi School Building Corp., Insured by: FSA	4.00	1/15/10	268,487
305,000	Lafayette Indiana Redevelopment Authority, Callable 2/1/13 @ 100	3.75	8/1/13	304,988
75,000	Marion County Indiana Convention and Recreational Facilities Authority, Series A, Callable 6/1/08 @ 101	5.00	6/1/12	77,428
275,000	Mitchell Indiana Multi-School Building Corp.	4.65	7/5/13	290,133
300,000	Montgomery County Indiana Jail Facility Building Corp., Callable 1/15/15 @ 100, Insured by: FSA	4.00	7/15/16	301,248
150,000	Mt. Vernon of Hancock County Indiana Multi-School Building Corp., Series B, Callable 7/15/11 @ 100, Insured by: AMBAC	4.70	1/15/12	156,845
200,000	Munster Indiana School Building Corp., Callable 7/5/08 @ 101, Insured by: FSA	4.60	7/5/10	205,512
265,000	Nobelsville Indiana Redevelopment Authority	4.00	8/1/08	267,173
400,000	North Montgomery Indiana High School Building Corp., Callable 1/15/11 @ 100, Insured by: FGIC	5.05	7/15/15	420,203
100,000	Northwest Allen County Indiana Middle School Building Corp., Callable 1/15/09 @ 101, Insured by: MBIA	4.75	1/15/12	103,591
200,000	Northwest Allen County Indiana Middle School Building Corp., Callable 1/15/09 @ 101, Insured by: MBIA	4.90	1/15/14	207,834
240,000	Perry Township Indiana Multi-School Building Corp., Callable 7/15/10 @101, Insured by: FGIC	4.63	1/15/15	249,497
300,000	Porter County Indiana Jail Building Corp., Callable 7/10/11 @ 100, Insured by: FSA	5.00	7/10/16	315,009
275,000	Princeton Indiana Sewer Works Revenue, Callable 5/1/09 @ 101	4.50	5/1/13	275,894
200,000	Purdue University Indiana, University Revenue	4.00	7/1/12	203,380
50,000	Purdue University Indiana Certificates Participation, Callable 7/1/08 @ 100	4.50	7/1/09	50,709
250,000	Rochester Indiana Community School Building Corp., Callable 7/15/08 @ 102, Insured by: AMBAC	5.00	7/15/13	260,840
200,000	South Bend Indiana Community School Building Corp., Callable 1/1/10 @ 101, Insured by: FSA	4.60	7/1/13	206,598
225,000	South Bend Indiana Community School Building Corp., Callable 1/1/10 @ 101, Insured by: FSA	5.10	7/1/17	236,594
400,000	Sunman-Dearbon Indiana High School Building Corp., Insured by: MBIA	4.00	7/15/12	407,219
125,000	Terre Haute Indiana San District, GO, Callable 1/1/07 @ 102, Insured by: AMBAC	4.60	7/1/10	127,663
300,000	Terre Haute Indiana San District, Callable 1/1/15 @ 100, Insured by: AMBAC	4.00	7/1/17	301,032
200,000	Vinton-Tecumseh Indiana School Building Corp., Callable 1/5/08 @ 101, Insured by: SAW	5.00	7/5/13	205,376
300,000	Warren Township Indiana School Building Corp., Callable 7/5/08 @ 101, Insured by: FSA	5.00	7/5/14	309,822
275,000	Whitley County Indiana Middle School Building Corp., Callable 7/10/08 @ 101, Insured by: FSA	4.80	1/10/11	283,550

				11,232,085

continued

SIGNAL FUNDS
Tax-Exempt Income Fund
Schedule of Portfolio Investments
September 30, 2006
(Unaudited)

Shares or
Principal		Interest	Maturity
Amount ($)	Security Description	Rate	Date	Value ($)

	Kansas — 1.2%
250,000	Kansas State Development Finance Authority Revenue	3.25	11/1/09	248,118

	Kentucky — 2.2%
250,000	Jessamine County Kentucky School District, Insured by: AMBAC	4.00	1/1/14	254,715
185,000	Kentucky Rural Water Financial Corp., Series C, Callable 2/01/12 @ 101, Insured by: MBIA	3.88	2/1/14	187,054

				441,769

	Michigan — 5.3%
250,000	Green Oak Township Michigan — Sewer, GO, Callable 5/1/12 @ 100, Insured by: MBIA	4.00	5/1/17	251,610
300,000	Macomb Township Michigan Building Authority, GO, Callable 4/1/11 @ 100, Insured by: AMBAC	4.75	4/1/16	314,697
150,000	Michigan Higher Education Facilities Authority Revenue, Callable 12/1/12 @ 100	5.00	12/1/20	155,867
320,000	Warren Michigan Downtown Development, GO, Insured by: MBIA	4.00	10/1/14	325,923

				1,048,097

	Missouri — 2.6%
200,000	Creve Coeur Missouri, SO	3.50	1/1/13	198,332
300,000	Jefferson County Missouri School District, GO, Callable 3/1/14 @ 100, Insured by: MBIA	4.35	3/1/16	310,950

				509,282

	Nevada — 1.3%
250,000	University of Nevada Community College, Series A, Callable 7/1/11 @ 100, Insured by: FGIC	4.45	7/1/12	257,745

	New York — 2.2%
400,000	New York General Obligation Unlimited	5.00	8/1/18	431,200

	North Carolina — 1.5%
300,000	Davie County NC	3.75	6/1/11	301,392

	North Dakota — 1.5%
300,000	North Dakota State Building Authority Lease Revenue, Callable 12/1/13 @ 100	3.70	12/1/15	297,228

	Ohio — 1.3%
250,000	Akron Ohio Package Facility Project, Series A, Insured by: AMBAC	3.50	12/1/10	249,705

	Pennsylvania — 0.8%
150,000	Pennsylvania State Higher Educational Facilities Authority College & University Revenue, Callable 7/1/11 @ 100, Insured by: ASST GTY	5.38	7/1/23	157,892

continued

SIGNAL FUNDS
Tax-Exempt Income Fund
Schedule of Portfolio Investments
September 30, 2006
(Unaudited)

Shares or
Principal		Interest	Maturity
Amount ($)	Security Description	Rate	Date	Value ($)

	Texas — 2.9%
350,000	Brownsville Texas, GO, Callable 2/15/14 @ 100, Insured by: AMBAC	4.00	2/15/17	350,650
225,000	Keller Texas, Insured by: MBIA	3.75	2/15/11	226,253

				576,903

	Utah — 2.5%
200,000	South Davis Recreation District Utah, Callable 1/1/15 @ 100, Insured by: XLCA	4.38	1/1/20	203,102
300,000	Utah State Building Ownership Authority Lease Revenue	3.25	5/15/09	296,178

				499,280

	Virginia — 1.4%
285,000	Chesterfield County VA Certificates Participation	4.25	11/1/06	285,131

	Washington — 4.6%
300,000	Seattle Washington Municipal Light and Power Revenue, Insured by: FSA	3.25	8/1/11	292,716
300,000	Washington State, Series 2003A, GO, Callable 7/1/12 @ 100	5.00	7/1/14	319,512
300,000	Washington State, Callable 4/1/14 @ 100, Insured by: MBIA	4.25	10/1/15	308,532

				920,760

	Wisconsin — 3.8%
400,000	Chilton Wisconsin School District, Callable 4/1/12, Insured by: FGIC	4.00	4/1/13	404,919
50,000	Elmbrook Wisconsin School District, GO, Callable 4/1/12 @ 100	4.13	4/1/15	50,477
295,000	Green Bay Wisconsin Area Public School District, Insured by: FGIC, Series B	3.38	4/1/10	293,127

				748,523

	Total Municipal Bonds (cost - $19,260,103)			19,567,851

	Money Market — 1.0%
200,948	Fidelity Institutional Tax-Exempt Portfolio			200,948

	Total Money Market (cost - $200,948)			200,948

	Total Investments – 99.5% (cost - $19,461,051)			19,768,799

Percentages indicated are based on net assets of $19,858,800.
AMBAC – AMBAC Indemnity Corp.
ASST GTY – Asset Guaranty
FGIC – Financial Guaranty Insurance Co.
FSA – Financial Security Assurance, Inc.
GO – General Obligation
MBIA – Municipal Bond Insurance Assoc.
RADIAN – RADIAN Guaranty, Inc.
SAW – State Aid Withholding
SO – Special Obligation
XLCA – XL Capital Assurance, Inc.
See notes to financial statements.

SIGNAL FUNDS
Money Market Fund
Schedule of Portfolio Investments
September 30, 2006
(Unaudited)

Shares or
Principal		Interest	Maturity
Amount ($)	Security Description	Rate	Date	Value ($)

	Asset Backed Securities — 27.0%

	Finance Services — 27.0%
1,000,000	Amsterdam Funding* (a)(b)	5.26%	10/5/06	999,416
1,250,000	Barton Capital, LLC. *	5.26	11/6/06	1,243,425
2,250,000	Fairway Finance Co., LLC. * (a)(b)	5.26	12/13/06	2,226,001
1,200,000	Fountain Square *	5.25	10/12/06	1,198,075
1,149,000	Fountain Square *	5.26	10/13/06	1,146,985
1,500,000	Grampian Funding, LLC. * (a)	5.37	10/25/06	1,494,630
500,000	Grampian Funding, LLC. * (a)	5.09	10/16/06	498,940
2,500,000	Kitty Hawk Funding * (a)	5.26	10/18/06	2,493,790
2,500,000	Old Line Funding Corp. * (a)	5.26	10/12/06	2,495,982
2,000,000	Sheffield Receivables *	5.26	11/2/06	1,990,649
2,300,000	Stratford Receivables * (b)	5.28	10/6/06	2,298,313
2,250,000	Thames Asset Global *	5.27	11/14/06	2,235,508
2,300,000	Three Pillars Funding *	5.26	10/16/06	2,294,959
2,500,000	Windmill Funding, Corp. * (a) (b)	5.26	10/5/06	2,498,539

	Total Asset Backed Securities (cost - $25,115,212)			25,115,212

	Certificates of Deposit — 16.0%

	Foreign Bank & Branches & Agencies — 7.7%
500,000	BNP Paribas	5.47	10/24/06	500,027
2,250,000	CIBC	5.32	12/13/06	2,250,000
2,500,000	Societe Generale	5.25	11/27/06	2,479,218
2,000,000	Toronto Dominion	5.33	11/8/06	2,000,000

				7,229,245

	National Banks, Commercial — 2.9%
2,700,000	Wells Fargo Bank	5.27	10/25/06	2,700,000

	Security Brokers & Dealers — 5.4%
1,500,000	Credit Suisse (a)(b)	5.31	11/20/06	1,500,010
3,500,000	UBS Finance *	5.29	10/31/06	3,499,989

				4,999,999

	Total Certificates of Deposit (cost - $14,929,244)			14,929,244

	Commercial Paper — 28.6%

	Bank Holdings Companies — 7.4%
2,250,000	Bank of America Corp. *	5.25	10/27/06	2,241,469
3,700,000	Citigroup Funding *	5.25	10/19/06	3,690,287
1,000,000	Greenwich Capital**	5.15	10/23/06	996,853

				6,928,609

	Foreign Bank & Branches & Agencies — 17.4%
2,000,000	ABN AMRO *	5.25	11/6/06	1,989,500
2,500,000	Barclays US Funding, LLC. *	5.31	10/10/06	2,496,681
2,250,000	CBA DEL Finance *	5.36	10/6/06	2,248,325
1,500,000	Deutsche Bank *	5.25	10/20/06	1,495,844
2,500,000	Dexia DEL, LLC. *	5.26	10/10/06	2,496,706
1,500,000	Dexia DEL, LLC. *	5.26	10/16/06	1,496,713
2,500,000	HBOS Treasury Services *	5.25	11/9/06	2,485,592
1,500,000	Societe Generale *	5.25	1/8/07	1,478,344

				16,187,705

continued

SIGNAL FUNDS
Money Market Fund
Schedule of Portfolio Investments
September 30, 2006
(Unaudited)

Shares or
Principal		Interest	Maturity
Amount ($)	Security Description	Rate	Date	Value ($)

	Personal Credit Institutions — 3.8%
3,500,000	General Electric Cap Corp. *	5.26	10/17/06	3,491,818

	Total Commercial Paper (cost - $26,608,132)			26,608,132

	U.S. Government Agencies — 12.9%
2,000,000	Federal Farm Credit Bank**	5.05	1/22/07	2,000,483
1,000,000	Federal Home Loan Bank	4.38	10/26/06	1,000,000
500,000	Federal Home Loan Bank	5.44	8/16/07	500,000
500,000	Federal Home Loan Bank	5.50	8/21/07	500,000
1,250,000	Federal Home Loan Bank**	4.58	2/22/07	1,250,000
1,250,000	Federal Home Loan Bank**	4.48	3/2/07	1,250,000
1,500,000	Federal Home Loan Bank**	4.53	5/4/07	1,498,073
1,000,000	Federal Home Loan Bank**	5.05	5/15/07	999,981
1,100,000	Federal Home Loan Mortgage Corp.	4.75	1/22/07	1,100,000
900,000	Federal Home Loan Mortgage Corp.	4.80	2/20/07	900,000
1,000,000	Federal National Mortgage Association**	5.26	12/22/06	999,993

	Total U.S. Government Agencies (cost - $11,998,530)			11,998,530

	Investment Companies — 2.8%
940,390	BlackRock Provident Institutional Temp Fund			940,390
51,662	Goldman Sachs Financial Square Prime Obligations Fund			51,662
376	Merrill Lynch Premiere Institutional Fund			376
1,648,040	Morgan Stanley Liquidity Prime Fund			1,648,040

	Total Investment Companies (cost - $2,640,468)			2,640,468

	Repurchase Agreements — 12.9%

	Security Broker & Dealers — 12.9%
4,000,000	Merrill Lynch (Dated 09/29/06, due 10/02/06, proceeds at maturity $4,001,667, fully collateralized by U.S.Treasury Note 3.0%, due 07/15/12, valued at $4,070,310)			4,000,000

4,000,000	Morgan Stanley (Dated 09/29/06, due 10/02/06, proceeds at maturity $4,001,640, fully collateralized by U.S.Treasury Note 6.5%, due 02/15/10, valued at $4,032,990)			4,000,000

4,000,000	Wachovia (Dated 09/29/06, due 10/02/06, proceeds at maturity $4,001,670, fully collateralized by U.S.Treasury Note 11.25%, due 02/15/15, valued at $4,003,601)			4,000,000

	Total Repurchase Agreements (cost - $12,000,000)			12,000,000

	Total Investments - 100.2% (cost - $93,291,586)***			93,291,586

Percentages indicated are based on net assets of $93,024,622.
*	Discount Note securities. The rate reflected on the Schedule of Portfolio Investment is the effective rate of the security.
**	Variable rate securities having liquidity agreements. The interest rate, which will change periodically, is based upon an index of market rates. The rate reflect on the Schedule of Portfolio Investments is the rate in effect at September 30, 2006.
***	Cost for federal income tax purposes is the same.
(a)	4-2 security exempt from registration under the Securities Act of 1933. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See notes to financial statements.

SIGNAL FUNDS
Statements of Assets and Liabilities
September 30, 2006
(Unaudited)

	Large Cap		Tax-Exempt
	Growth	Income	Income	Money Market
	Fund	Fund	Fund	Fund
Assets:
Investments, at value (Cost $29,019,658; $87,669,651;
$19,461,051; and $81,291,586, respectively)	$36,970,217	$86,527,326	$19,768,799	$81,291,586
Repurchase agreements, at cost	—	—	—	12,000,000

Total Investments	36,970,217	86,527,326	19,768,799	93,291,586
Cash	—	—	—	17,474
Interest and dividends receivable	23,947	1,001,155	224,114	153,228
Receivable for capital shares issued	15,171	74,710	1,418	—
Receivable for investments sold	167,995	—	—	—
Prepaid expenses and other assets	5,285	3,742	1,428	3,915

Total Assets	37,182,615	87,606,933	19,995,759	93,466,203

Liabilities:
Distributions payable	9,907	337,301	52,953	400,032
Payable for capital shares redeemed	2,620	4,619	68,740	—
Accrued expenses and other payables:
Investment advisory fees	18,083	20,259	1,645	4,184
Administration fees	1,019	2,460	521	3,140
Distribution fees	143	56	31	—
Transfer agent fees	6,134	5,785	4,452	4,636
Trustee fees	802	547	185	1,003
Chief Compliance Officer fees	74	679	65	112
Other liabilities	15,664	19,195	8,367	28,474

Total Liabilities	54,446	390,901	136,959	441,581

Net Assets:	$37,128,169	$87,216,032	$19,858,800	$93,024,622

Composition of Net Assets:
Capital	25,081,401	88,803,757	19,522,609	93,024,753
Distributions in excess of net investment income	(668)	18,595	—	(2)
Accumulated net realized gains (losses) on investment transactions	4,096,877	(463,995)	28,443	(129)
Net unrealized appreciation (depreciation) on investment transactions	7,950,559	(1,142,325)	307,748	—

Net Assets	$37,128,169	$87,216,032	$19,858,800	$93,024,622

Class A Shares:
Net assets	$675,794	$268,372	$136,960	—

Shares outstanding ($0.001 par value)	57,141	27,777	13,943	—

Net Asset Value and Redemption Price per share	$11.83	$9.66	$9.82	—

Maximum Sales Load	4.75%	3.25%	3.25%	—

Maximum Offering Price per share (100%/(100%—maximum sales charge) of net asset value adjusted to the nearest cent)	$12.42	$9.98	$10.15	—

Class I Shares:
Net assets	$36,452,375	$86,947,660	$19,721,840	$93,024,622

Shares outstanding ($0.001 par value)	3,055,629	8,998,416	2,007,688	93,029,325

Net Asset Value, Offering Price, and Redemption Price per share	$11.93	$9.66	$9.82	$1.00

See notes to financial statements.

SIGNAL FUNDS
Statements of Operations
For the period ended September 30, 2006
(Unaudited)

	Large Cap		Tax-Exempt
	Growth	Income	Income	Money Market
	Fund	Fund	Fund	Fund
Investment Income:
Interest	$4,563	$2,390,542	$418,388	$2,409,550
Dividends	231,967	58,333	6,007	150,439

Total Investment Income	236,530	2,448,875	424,395	2,559,989

Expenses:
Investment advisory	147,427	246,913	50,430	50,189
Administration	37,348	93,827	19,163	120,453
Distribution (Class A)	882	355	180	—
Fund accounting	28,197	37,524	33,845	21,221
Custodian	3,149	6,554	1,453	23,570
Transfer agent	21,255	19,481	14,803	15,880
Trustee	689	2,863	524	2,355
Chief Compliance Officer	1,438	3,380	757	3,733
Other	19,110	39,748	10,118	40,303

Total expenses before fee reductions	259,495	450,645	131,273	277,704
Expenses voluntarily reduced by Investment Advisor	(39,314)	(123,456)	(40,344)	(25,095)

Net Expenses	220,181	327,189	90,929	252,609

Net Investment Income	16,349	2,121,686	333,466	2,307,380

Realized/Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment transactions	1,234,587	(126,438)	26,997	(13)
Change in unrealized appreciation/depreciation on investments	(2,022,710)	1,044,967	133,292	—

Net realized/unrealized gains (losses) on investments	(788,123)	918,529	160,289	(13)

Change in net assets resulting from operations	$(771,774)	$3,040,215	$493,755	$2,307,367

See notes to financial statements.

SIGNAL FUNDS
Statements of Changes in Net Assets

	Large Cap Growth Fund		Income Fund

	Period Ended	Year Ended	Period Ended	Year Ended
	September 30,	March 31,	September 30,	March 31,
	2006	2006	2006	2006
	(Unaudited)		(Unaudited)
Operations:
Net investment income	$16,349	$35,062	$2,121,686	$3,979,572
Net realized gains (losses) on investment transactions	1,234,587	3,942,408	(126,438)	(232,518)
Change in unrealized appreciation/depreciation on investment transactions	(2,022,710)	1,442,253	1,044,967	(1,672,828)

Change in net assets from operations	(771,774)	5,419,723	3,040,215	2,074,226

Distributions to Shareholders:
Class A:
From net investment income	—	(46)	(5,732)	(13,601)
From net realized gain on investment	—	(40,847)	—	—
Class B:
From net investment income	—	—	—	(269)
From net realized gain on investment	—	—	—	—
Class I:
From net investment income	(17,017)	(42,737)	(2,105,460)	(3,976,073)
From net realized gain on investment	—	(2,414,054)	—	—

Change in net assets from shareholder distributions	(17,017)	(2,497,684)	(2,111,192)	(3,989,943)

Change in net assets from capital share transactions	(1,078,746)	(3,013,200)	(11,840,954)	2,021,021

Change in net assets	(1,867,537)	(91,161)	(10,911,931)	105,304

Net Assets:
Beginning of period	38,995,706	39,086,867	98,127,963	98,022,659

End of period*	$37,128,169	$38,995,706	$87,216,032	$98,127,963

Capital Transactions:
Class A Shares
Proceeds from shares issued	$17,071	$291,268	$—	$102,698
Dividends reinvested	—	40,720	5,639	13,923
Cost of shares redeemed	(80,707)	(213,464)	(58,103)	(109,706)

Change in net assets from Class A capital transactions	($63,636)	$118,524	($52,464)	$6,915

Class B Shares
Proceeds from shares issued	$—	$—	$—	$—
Dividends reinvested	—	—	—	96
Cost of shares redeemed	—	(123,670)	—	(28,549)

Change in net assets from Class B capital transactions	—	($123,670)	—	($28,453)

Class I Shares
Proceeds from shares issued	$6,298,844	$13,486,131	$8,738,980	$24,607,646
Dividends reinvested	2,508	1,040,335	369,022	762,599
Cost of shares redeemed	(7,316,462)	(17,534,520)	(20,896,492)	(23,327,686)

Change in net assets from Class I capital transactions	($1,015,110)	($3,008,054)	($11,788,490)	$2,042,559

Share Transactions:
Class A Shares
Issued	1,423	27,039	—	10,297
Reinvested	—	3,445	590	1,427
Redeemed	(6,843)	(17,813)	(6,097)	(11,266)

Net change	(5,420)	12,671	(5,507)	458

Class B Shares
Issued	—	—	—	—
Reinvested	—	—	—	10
Redeemed	—	(12,869)	—	(2,792)

Net change	—	(12,869)	—	(2,782)

Class I Shares
Issued	528,195	1,158,732	916,236	2,521,979
Reinvested	212	87,364	38,611	78,175
Redeemed	(612,590)	(1,466,755)	(2,172,635)	(2,384,473)

Net change	(84,183)	(220,659)	(1,217,788)	215,681

* Includes accumulated (distributions in excess of) net investment income of $(668), $0, $18,595, and $8,101, respectively.
See notes to financial statements.

SIGNAL FUNDS
Statements of Changes in Net Assets

	Tax-exempt Income Fund		Money Market Fund

	Period Ended	Year Ended	Period Ended	Year Ended
	September 30,	March 31,	September 30,	March 31,
	2006	2006	2006	2006
	(Unaudited)		(Unaudited)
Operations:
Net investment income	$333,466	$746,370	$2,307,380	$3,043,118
Net realized gains (losses) on investment transactions	26,997	27,245	(13)	(97)
Change in unrealized appreciation/depreciation on investment transactions	133,292	(327,308)	—	—

Change in net assets from operations	493,755	446,307	2,307,367	3,043,021

Distributions to Shareholders:
Class A:
From net investment income	(2,208)	(4,872)	—	—
From net realized gain on investment	—	(382)	—	—
Class B:
From net investment income	—	(307)	—	—
From net realized gain on investment	—	—	—	—
Class I:
From net investment income	(331,258)	(741,191)	(2,307,380)	(3,043,273)
From net realized gain on investment	—	(48,546)	—	—

Change in net assets from shareholder distributions	(333,466)	(795,298)	(2,307,380)	(3,043,273)

Change in net assets from capital share transactions	(1,795,088)	(59,906)	(8,582,342)	8,296,145

Change in net assets	(1,634,799)	(408,897)	(8,582,355)	8,295,893

Net Assets:
Beginning of period	21,493,599	21,902,496	101,606,977	93,311,084

End of period*	$19,858,800	$21,493,599	$93,024,622	$101,606,977

Capital Transactions:
Class A Shares
Proceeds from shares issued	$—	$38,148	$—	$—
Dividends reinvested	1,977	5,123	—	—
Cost of shares redeemed	(9,926)	(32,568)	—	—

Change in net assets from Class A capital transactions	($7,949)	$10,703	$—	$—

Class B Shares
Proceeds from shares issued	$—	$—	$—	$—
Dividends reinvested	—	386	—	—
Cost of shares redeemed	—	(39,247)	—	—

Change in net assets from Class B capital transactions	$—	($38,861)	$—	$—

Class I Shares
Proceeds from shares issued	$1,508,951	$5,944,177	$67,010,450	$189,005,851
Dividends reinvested	6,941	44,839	138	137
Cost of shares redeemed	(3,303,031)	(6,020,764)	(75,592,930)	(180,709,843)

Change in net assets from Class I capital transactions	($1,787,139)	($31,748)	($8,582,342)	$8,296,145

Share Transactions:
Class A Shares
Issued	$—	3,741	—	—
Reinvested	202	518	—	—
Redeemed	(1,010)	(3,305)	—	—

Net change	(808)	954	—	—

Class B Shares
Issued	—	—	—	—
Reinvested	—	39	—	—
Redeemed	—	(3,851)	—	—

Net change	—	(3,812)	—	—

Class I Shares
Issued	155,188	599,454	67,010,450	189,005,851
Reinvested	713	4,561	138	137
Redeemed	(339,947)	(608,437)	(75,592,931)	(180,709,843)

Net change	(184,046)	(4,422)	(8,582,343)	8,296,145

* Includes accumulated (distributions in excess of) net investment income of $0, $0, $(2), and $(2), respectively.
See notes to financial statements.

SIGNAL FUNDS
Financial Highlights
For a Share Outstanding Throughout Each Period

		Change in Net Assets Resulting
		from Operations:					Less Dividends from:								Ratios/Supplementary Data:
				Net		Change														Ratio of
				Realized and		in Net									Net			Ratio of Net		Expenses
	Net Asset	Net		Unrealized\		Asset Value			Net Realized			Net Asset			Assets,	Ratio of		Investment		to
	Value,	Investment		Gains		Resulting	Net		Gains			Value,			End of	Expenses		Income to		Average		Portfolio
	Beginning	Income		(Losses) on		from	Investment		(Losses) on		Total	End of	Total		Period	to Average		Average Net		Net		Turnover
Class A	of Period	(loss)		Investments		Operations	Income		Investments		Dividends	Period	Return*		(000’s)	Net Assets		Assets		Assets**		(c)

Large Cap Growth Fund
Period ended Sept. 30, 2006 (Unaudited)	$12.08	$(0.01)		$(0.24)		$(0.25)	$—		$—		$—	$11.83	(2.07%)	(a)	676	1.37%	(b)	(0.17%)	(b)	1.57%	(b)	26.39%
Year ended March 31, 2006	11.35	(0.07)		1.49		1.42	—	(e)	(0.69)		(0.69)	12.08	12.65%		756	1.34%		(0.60%)		1.54%		36.43%
Year ended March 31, 2005	11.29	(0.01)		1.00		0.99	—		(0.93)		(0.93)	11.35	8.74%		566	1.43%		(0.15%)		1.63%		39.77%
Year ended March 31, 2004	9.05	(0.01)		2.58		2.57	—	(e)	(0.33)		(0.33)	11.29	28.60%		466	1.44%		(0.16%)		1.64%		39.64%
Period ended March 31, 2003(d)	10.00	—	(e)	(0.95)		(0.95)	—	(e)	—		—	9.05	(9.40%)	(a)	224	1.45%	(b)	0.11%	(b)	1.67%	(b)	34.11%

Income Fund
Period ended Sept. 30, 2006 (unaudited)	9.57	0.19		0.09		0.28	(0.19)		—		(0.19)	9.66	2.99%	(a)	268	0.91%	(b)	4.06%	(b)	1.16%	(b)	6.84%
Year ended March 31, 2006	9.77	0.37		(0.20)		0.17	(0.37)		—		(0.37)	9.57	1.76%		319	0.90%		3.81%		1.15%		24.47%
Year ended March 31, 2005	10.19	0.35		(0.42)		(0.07)	(0.35)		—		(0.35)	9.77	(0.64%)		321	0.95%		3.56%		1.20%		14.91%
Year ended March 31, 2004	10.21	0.34		(0.02)		0.32	(0.34)		—	(e)	(0.34)	10.19	3.17%		263	0.98%		3.31%		1.23%		43.76%
Period ended March 31, 2003(d)	10.00	0.31		0.25		0.56	(0.31)		(0.04)		(0.35)	10.21	5.65%	(a)	218	1.07%	(b)	3.54%	(b)	1.32%	(b)	7.47%

Tax-Exempt Income Fund
Period ended Sept. 30, 2006 (unaudited)	9.74	0.15		0.08		0.23	(0.15)		—		(0.15)	9.82	2.38%	(a)	137	1.15%	(b)	3.06%	(b)	1.55%	(b)	8.03%
Year ended March 31, 2006	9.89	0.31		(0.13)		0.18	(0.31)		(0.02)		(0.33)	9.74	1.82%		144	1.08%		3.11%		1.51%		11.64%
Year ended March 31, 2005	10.22	0.32		(0.25)		0.07	(0.32)		(0.08)		(0.40)	9.89	0.73%		136	1.12%		3.21%		1.62%		18.11%
Year ended March 31, 2004	10.18	0.33		0.08		0.41	(0.33)		(0.04)		(0.37)	10.22	4.14%		137	1.09%		3.25%		1.58%		9.11%
Period ended March 31, 2003(d)	10.00	0.27		0.21		0.48	(0.27)		(0.03)		(0.30)	10.18	4.85%	(a)	57	1.09%	(b)	3.36%	(b)	1.52%	(b)	8.54%

Class I

Large Cap Growth Fund
Period ended Sept. 30, 2006 (unaudited)	12.18	0.01		(0.25)		(0.24)	(0.01)		—		(0.01)	11.93	(2.01%)	(a)	36,452	1.12%	(b)	0.09%	(b)	1.32%	(b)	26.39%
Year ended March 31, 2006	11.42	0.01		1.45		1.46	(0.01)		(0.69)		(0.70)	12.18	12.95%		38,240	1.08%		0.09%		1.28%		36.43%
Year ended March 31, 2005	11.33	0.01		1.02		1.03	(0.01)		(0.93)		(0.94)	11.42	9.08%		38,377	1.18%		0.10%		1.38%		39.77%
Year ended March 31, 2004	9.06	0.01		2.60		2.61	(0.01)		(0.33)		(0.34)	11.33	29.00%		33,600	1.19%		0.09%		1.39%		39.64%
Period ended March 31, 2003(d)	10.00	0.02		(0.94)		(0.92)	(0.02)		—		(0.02)	9.06	(9.20%)	(a)	31,260	1.21%	(b)	0.32%	(b)	1.43%	(b)	34.11%

Income Fund
Period ended Sept. 30, 2006 (unaudited)	9.57	0.20		0.09		0.29	(0.20)		—		(0.20)	9.66	3.12%	(a)	86,948	0.66%	(b)	4.30%	(b)	0.91%	(b)	6.84%
Year ended March 31, 2006	9.77	0.40		(0.20)		0.20	(0.40)		—		(0.40)	9.57	2.01%		97,809	0.65%		4.06%		0.90%		24.47%
Year ended March 31, 2005	10.19	0.38		(0.42)		(0.04)	(0.38)		—		(0.38)	9.77	(0.39%)		97,675	0.69%		3.82%		0.94%		14.91%
Year ended March 31, 2004	10.21	0.36		(0.02)		0.34	(0.36)		—	(e)	(0.36)	10.19	3.43%		61,481	0.73%		3.56%		0.98%		43.76%
Period ended March 31, 2003(d)	10.00	0.29		0.25		0.54	(0.29)		(0.04)		(0.33)	10.21	5.47%	(a)	59,724	0.82%	(b)	3.88%	(b)	1.07%	(b)	7.47%

Tax-Exempt Income Fund
Period ended Sept. 30, 2006 (unaudited)	9.74	0.16		0.08		0.24	(0.16)		—		(0.16)	9.82	2.50%	(a)	19,722	0.90%	(b)	3.31%	(b)	1.30%	(b)	8.03%
Year ended March 31, 2006	9.89	0.33		(0.13)		0.20	(0.33)		(0.02)		(0.35)	9.74	2.07%		21,350	0.82%		3.36%		1.26%		11.64%
Year ended March 31, 2005	10.22	0.35		(0.25)		0.10	(0.35)		(0.08)		(0.43)	9.89	0.98%		21,728	0.87%		3.46%		1.37%		18.11%
Year ended March 31, 2004	10.18	0.36		0.08		0.44	(0.36)		(0.04)		(0.40)	10.22	4.41%		18,660	0.83%		3.52%		1.33%		9.11%
Period ended March 31, 2003(d)	10.00	0.26		0.21		0.47	(0.26)		(0.03)		(0.29)	10.18	4.75%	(a)	19,154	0.86%	(b)	3.58%	(b)	1.27%	(b)	8.54%

Money Market Fund
Period ended Sept. 30, 2006 (unaudited)	1.000	0.023		—		0.023	(0.023)		—		(0.023)	1.000	2.33%	(a)	93,025	0.50%	(b)	4.60%	(b)	0.55%	(b)	N/A
Year ended March 31, 2006	1.000	0.032		—	(e)	0.032	(0.032)		—		(0.032)	1.000	3.24%		101,607	0.51%		3.18%		0.56%		N/A
Year ended March 31, 2005	1.000	0.012		—		0.012	(0.012)		—		(0.012)	1.000	1.23%		93,311	0.51%		1.30%		0.56%		N/A
Year ended March 31, 2004	1.000	0.006		—		0.006	(0.006)		—		(0.006)	1.000	0.57%		70,829	0.54%		0.57%		0.59%		N/A
Period ended March 31, 2003(d)	1.000	0.007		—		0.007	(0.007)		—		(0.007)	1.000	0.72%	(a)	110,327	0.53%	(b)	1.02%	(b)	0.58%	(b)	N/A

*	Excludes sales and redemption charges.	(c)	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
**	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.	(d)	For the period july 15, 2002 through March 31, 2003.
(a)	Not annualized.	(e)	Amount is less than $0.005.
(b)	Annualized.
See notes to financial statements.

SIGNAL FUNDS
Notes to Financial Statements – September 30, 2006 (Unaudited)
1. Organization:
The Coventry Group (the “Group”) was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Group contains the following Signal Funds (individually a “Fund,” collectively the “Funds”):

Fund Legal Name	Short Name
Signal Large Cap Growth Fund	Large Cap Growth Fund
Signal Income Fund	Income Fund
Signal Tax-Exempt Income Fund	Tax-Exempt Income Fund
Signal Money Market Fund	Money Market Fund
Financial statements for all other series of the Group are published separately.
Under the Group’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group may enter into contracts with their vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.
2. Significant Accounting Policies:
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.
Securities Valuation:
The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price.
Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group’s Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All short-term debt portfolio securities with a remaining maturity of 60 days or less and securities held in the Money Market Fund are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.
Securities or other assets for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) are valued at fair value as determined in good faith by or at the direction of the Group’s Board of Trustees.
New Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
continued

SIGNAL FUNDS
Notes to Financial Statements – September 30, 2006 (Unaudited)
Repurchase Agreements:
The Funds may enter into repurchase agreements with banks or broker-dealers that Signal Capital Management, Inc., (the “Advisor”), a wholly owned subsidiary of Old National Trust Company, deems creditworthy. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.
Security Transactions and Related Income:
Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Income and realized and unrealized gains and losses on investments are allocated to each class of shares based upon relative net assets or other appropriate basis.
Expenses:
Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis. Each class of shares bears its respective pro-rata portion of the expenses, except that each class separately bears expenses related specifically to that class, such as distribution fees.
Dividends to Shareholders:
Dividends from net investment income, if any, are declared daily and paid monthly for all of the Funds, except the Large Cap Growth Fund. Dividends for the Large Cap Growth Fund are declared and distributed quarterly. Dividends from net realized gains, if any, are declared and distributed annually for all Funds.
The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These ''book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.
Federal Income Taxes:
Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements.
continued

SIGNAL FUNDS
Notes to Financial Statements – September 30, 2006 (Unaudited)
3. Related Party Transactions:
Investment Advisor:
The Funds and the Advisor are parties to an Investment Advisory Agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates:

Name	Fee Rate*

Large Cap Growth Fund	0.75%
Income Fund	0.50
Tax-Exempt Income Fund	0.50
Money Market Fund	0.10

* The Advisor voluntarily waived fees during the year. With these voluntary fee waivers by the Advisor, net advisory fees for the Funds on an annual basis are 0.55% for the Large Cap Growth Fund, 0.25% for the Income Fund, 0.10% for the Tax-Exempt Income Fund, and 0.05% for the Money Market Fund.
The Advisor may from time to time voluntarily reduce all or a portion of its advisory fee with respect to a Fund.
Administration:
The Funds and BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or the “Administrator”), a wholly owned subsidiary of The BISYS Group, Inc., are parties to an Administration Agreement under which the Administrator provides services for a fee that is computed daily and paid monthly at an annual rate of 0.14% of the average daily net assets of the Funds. Certain officers and trustees of the Group are also employees of the Administrator and are paid no fees directly by the Funds for serving as officers of the Group, except for the Chief Compliance Officer (the “CCO”). BISYS Ohio also provides fund accounting and transfer agency services to the Funds pursuant to certain fee arrangements. For transfer agency services, BISYS Ohio receives a fee based on the number of shareholders of record and reimbursement of certain expenses. For fund accounting, BISYS Ohio receives a fee from each Fund for such services equal to an annual rate of three one-hundredths of one percent (.03%) of that Funds’ average daily net assets, subject to certain minimums.
Under a Compliance Services Agreement between the Funds and BISYS Ohio (the “CCO Agreement”), BISYS Ohio makes an employee available to serve as the Funds’ CCO. Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid BISYS Ohio $13,075 for the six months ended September 30, 2006, plus certain out of pocket expenses. BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.
Pursuant to a Sub-Administration agreement, the Advisor provides certain administration services to the Funds. For their services, the Advisor is entitled to a fee payable by the Administrator of 0.05% for the Large Cap Fund, Income Fund and the Tax-Exempt Fund, and 0.10% for the Money Market Fund.
Distribution:
The Funds and BISYS Fund Services Limited Partnership (the “Distributor”), a wholly owned subsidiary of The BISYS Group, Inc., are parties to a Distribution Agreement under which shares of the Funds are sold on a continuous basis. The Group has adopted a Service and Distribution Plan for Class A and Class B shares pursuant to Rule 12b-1 under the 1940 Act under which the Class A and Class B shares of each fund are authorized to pay the Distributor for payments it makes to banks, other institutions and broker-dealers, and for expenses the Distributor and any of its affiliates incur for providing distribution or shareholder service assistance to the Funds. The calculated annual rate will not exceed 0.25% of the average daily net asset value of Class A shares.
For the six months ended September 30, 2006, the Distributor received $699 from commissions earned on sales of Class A shares and redemption of Class B shares, none of which the Distributor re-allowed to affiliated broker-dealers of the Funds.
There is no initial sales charge on purchases of $1 million or more of the Class A Shares of the Funds. However, a contingent deferred sales charge (“CDSC”) will be charged to the shareholder if shares are redeemed in the first 18 months after purchase. The Funds collected no CDSC fees on Class A Shares during the six months ended September 30, 2006.
continued

SIGNAL FUNDS
Notes to Financial Statements – September 30, 2006 (Unaudited)
4. Purchases and Sales of Securities:
Purchases and sales of investment securities, excluding short-term and U.S. government securities, for the six months ended September 30, 2006, totaled:

Fund	Purchases	Sales
Large Cap Growth Fund	$9,957,331	$10,763,467
Income Fund	7,351,288	19,376,473
Tax-Exempt Income Fund	1,566,833	3,790,734

5. Federal Tax Information:
At September 30, 2006, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
Fund	Tax Cost	Appreciation	(Depreciation)	(Depreciation)

Large Cap Growth Fund	$29,022,253	$8,192,259	$(244,295)	$7,947,964
Income Fund	87,669,651	301,697	(1,444,022)	(1,142,325)
Tax-Exempt Income Fund	19,461,051	368,888	(61,140)	307,748
As of March 31, 2006, for Federal income tax purposes, the following Funds have capital loss carryforwards, which are available to offset future realized gains, if any, to the extent provided by the treasury regulations:

	Amount	Expires
Income Fund	$70,328	2012
	222,752	2014

	Amount	Expires
Money Market	$46	2014
Capital losses after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of the Funds next taxable year. After October 31, 2005, the following Funds incurred and elected to defer net capital losses, for federal income tax purposes, were as follows:

Post-October Loss
Income Fund	$44,477
Money Market	70
The tax character of distributions paid during the fiscal year ended March 31, 2006 were as follows:

	Distributions paid from
		Net Long Term	Total Taxable	Tax Exempt	Total Distributions
Fund	Ordinary Income	Capital Gains	Distributions	Distributions	Paid[1]

Large Cap Growth Fund	$58,614	$2,454,901	$2,513,515	$—	$2,513,515
Income Fund	4,028,378	—	4,028,378	—	4,028,378
Tax-Exempt Income Fund	6,909	48,928	55,837	743,148	798,985
Money Market Fund	2,873,806		2,873,806	—	2,873,806
1Total distributions paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.
The tax character year distributions paid and the tax basis of the current components of accumulated earnings (deficit) will be determined at the end of current tax year, March 31, 2007.
continued

SIGNAL FUNDS
Notes to Financial Statements – September 30, 2006 (Unaudited)
Expense Comparison:
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2006 through September 30, 2006.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning	Ending Account	Expense Paid	Expense Ratio
		Account Value	Value	During Period*	During Period
		4/1/06	9/30/06	4/1/06 - 9/30/06	4/1/06 - 9/30/06
Large Cap Growth Fund	Class A	$1,000.00	$979.30	$6.80	1.37%
	Class I	1,000.00	979.90	5.56	1.12%
Income Fund	Class A	1,000.00	1,029.90	4.63	0.91%
	Class I	1,000.00	1,031.20	3.36	0.66%
Tax-Exempt Income Fund	Class A	1,000.00	1,023.80	5.83	1.15%
	Class I	1,000.00	1,025.00	4.57	0.90%
Money Market Fund	Class I	1,000.00	1,023.30	2.54	0.50%
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending Account	Expense Paid	Expense Ratio
		Account Value	Value	During Period*	During Period
		4/1/06	9/30/06	4/1/06 - 9/30/06	4/1/06 - 9/30/06
Large Cap Growth Fund	Class A	$1,000.00	$1,018.20	$6.93	1.37%
	Class I	1,000.00	1,019.45	5.67	1.12%
Income Fund	Class A	1,000.00	1,020.51	4.61	0.91%
	Class I	1,000.00	1,021.76	3.35	0.66%
Tax-Exempt Income Fund	Class A	1,000.00	1,019.30	5.82	1.15%
	Class I	1,000.00	1,020.56	4.56	0.90%
Money Market Fund	Class I	1,000.00	1,022.56	2.54	0.50%
* Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent half-year divided by the number of days in the fiscal year.

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